                                                                  EXHIBIT 10.108

                      LIMITED WAIVER AND JOINDER AGREEMENT

      This LIMITED WAIVER AND JOINDER AGREEMENT (this "Agreement"), dated as of July 31, 2005 (the "Effective Date"), is made and entered into by and among GOODY'S FAMILY CLOTHING, INC., a Tennessee corporation ("GFC"), SYDOOG, LLC, a Delaware limited liability company ("SYDOOG"), TREBOR OF TN, LLC, a Tennessee limited liability company ("TREBOR"), GOFAMCLO, LLC, a Delaware limited liability company ("GOFAMCLO"), GFCFS, LLC, a Delaware limited liability company ("GFCFS"), GOODY'S MS, L.P., a Tennessee limited partnership ("GMS"), GOODY'S IN, L.P., a Tennessee limited partnership ("GIN"), GFCTX, L.P., a Tennessee limited partnership ("GFCTX"), GFCTN, L.P., a Tennessee limited partnership ("GFCTN"), GFCGA, L.P., a Tennessee limited partnership ("GFCGA" and together with GFC, SYDOOG, TREBOR, GOFAMCLO, GFCFS, GMS, GIN, GFCTX and GFCTN, collectively, the "Borrowers"), GOODY'S HOLDING TN, LLC, a Tennessee limited liability company ("GFCH"), GOODY'S TNDC, L.P., a Tennessee limited partnership ("TNDC"), GOODY'S ARDC, L.P., a Tennessee limited partnership ("ARDC"), GOODY'S RETAIL MS, L.P., a Tennessee limited partnership ("GRMS," and together with GFCH, TNDC and ARDC, collectively, the "New Borrowers"), GOODY'S GIFTCO, LLC, a Virginia limited liability company ("Giftco"), GFC AIRCRAFT HOLDINGS, INC., a Tennessee corporation ("GFC-Holdings"), GFC AIRCRAFT LEASING, LLC, a Delaware limited liability company ("GFC-Leasing"), GFC PROFESSIONAL SERVICES, LLC, a Tennessee limited liability company ("GFC-Services"), GFC AIRCRAFT MANAGEMENT, LLC, a Tennessee limited liability company ("GFC-Management," and together with Giftco, GFC-Holdings, GFC-Leasing and GFC-Services, collectively, the "Guarantors," and Borrowers, the New Borrowers and the Guarantors shall be referred to herein collectively as the "Credit Parties"), the financial institutions party to the Loan Agreement (as hereinafter defined) from time to time (collectively, the "Lenders"), and THE CIT GROUP/BUSINESS CREDIT INC., a New York corporation, as Lender and Agent for the Lenders ("Agent").

                                   WITNESSETH:

      WHEREAS, Borrowers, the Lenders and Agent are parties to that certain Loan and Security Agreement, dated as of May 31, 2001 (as amended by (i) the First Amendment, (ii) the Second Amendment, (iii) the Third Amendment, and (iv) that certain Joinder Agreement and Fourth Amendment, dated as of March 16, 2005, collectively, the "Loan Agreement"; capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement), pursuant to which the Lenders have extended a revolving credit loan facility to Borrowers in the principal amount of $130,000,000, secured by the Collateral;

      WHEREAS, Borrowers desire for Agent and the Lenders to waive any Defaults and/or Events of Default arising, or which may hereafter arise, pursuant to
Section 9.1 of the Loan Agreement in connection with the conversion by TREBOR from a corporation into a limited liability company (the "TREBOR Conversion"), and Agent and the Lenders are willing to grant such waiver, subject to the terms and conditions set forth herein; and

                                                                  EXHIBIT 10.108

      WHEREAS, Borrowers desire for Agent and the Lenders to waive any Defaults and/or Events of Default arising, or which may hereafter arise, pursuant to
Section 9.1 of the Loan Agreement in connection with the conversion by SYDOOG from a corporation into a limited liability company (the "SYDOOG Conversion"), and Agent and the Lenders are willing to grant such waiver, subject to the terms and conditions set forth herein; and

      WHEREAS, Borrowers desire for Agent and the Lenders to waive any Defaults and/or Events of Default arising, or which may hereafter arise, pursuant to
Section 9.1 of the Loan Agreement in connection with the conversion by GOFAMCLO from a corporation into a limited liability company (the "GOFAMCLO Conversion" and together with the TREBOR Conversion and the SYDOOG Conversion, collectively, the "LLC Conversions"), and Agent and the Lenders are willing to grant such waiver, subject to the terms and conditions set forth herein; and

      WHEREAS, Borrowers desire for Agent and the Lenders to waive any Defaults and/or Events of Default arising, or which may hereafter arise, pursuant to
Section 11.7 of the Loan Agreement in connection with GFC's transfer and/or distribution of certain of its assets more particularly described on Schedule 1 hereto to GMS (the "GFC Asset Transfer"), and Agent and the Lenders are willing to grant such waiver, subject to the terms and conditions set forth herein; and

      WHEREAS, Borrowers desire for Agent and the Lenders to waive any Defaults and/or Events of Default arising, or which may hereafter arise, pursuant to
Section 11.7 of the Loan Agreement in connection with GMS' transfer and/or distribution of (i) certain of its assets more particularly described on
Schedule 2 hereto to GRMS, (ii) certain of its assets more particularly described on Schedule 3 hereto to TNDC, and (iii) certain of its assets more particularly described on Schedule 4 hereto to ARDC (collectively, the "GMS Asset Transfers" and together with the GFC Asset Transfer, collectively, the "Asset Transfers"), and Agent and the Lenders are willing to grant such waiver, subject to the terms and conditions set forth herein; and

      WHEREAS, Borrowers desire for Agent to confirm, pursuant to the definition of "Permitted Investments" and Section 11.4 of the Loan Agreement, that Borrowers have executed and delivered to Agent all of the documents, and have taken all of the actions, requested by Agent in connection with GMS' formation and capitalization of GFCH (such formation and capitalization, the "GFCH Formation"), and Agent is willing to so confirm, subject to the terms and conditions set forth herein; and

      WHEREAS, Borrowers desire for Agent to confirm, pursuant to the definition of "Permitted Investments" and Section 11.4 of the Loan Agreement, that Borrowers have executed and delivered to Agent all of the documents, and have taken all of the actions, requested by Agent in connection with GMS' and GFCH's formation and capitalization of TNDC (such formation and capitalization, the "TNDC Formation"), and Agent is willing to so confirm, subject to the terms and conditions set forth herein; and

         WHEREAS, Borrowers desire for Agent to confirm, pursuant to the definition of "Permitted Investments" and Section 11.4 of the Loan Agreement, that Borrowers have executed and delivered to Agent all of the documents, and have taken all of the actions, requested by

                                                                  EXHIBIT 10.108

Agent in connection with GMS' and TREBOR's formation and capitalization of ARDC (such formation and capitalization, the "ARDC Formation"), and Agent is willing to so confirm, subject to the terms and conditions set forth herein; and

      WHEREAS, Borrowers desire for Agent to confirm, pursuant to the definition of "Permitted Investments" and Section 11.4 of the Loan Agreement, that Borrowers have executed and delivered to Agent all of the documents, and have taken all of the actions, requested by Agent in connection with GMS' and TREBOR's formation and capitalization of GRMS (such formation and capitalization, the "GRMS Formation"), and Agent is willing to so confirm, subject to the terms and conditions set forth herein; and

      WHEREAS, each New Borrower has derived or expects to derive a financial or other benefit from the obligations incurred and to be incurred by Borrowers under the Loan Documents, and as a result thereof, each New Borrower has agreed to become obligated to Agent and Lenders under the Loan Agreement and the other Loan Documents, all in accordance with the terms and conditions set forth herein;

      NOW, THEREFORE, for and in consideration of the foregoing premises, and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1.    Limited Waivers.

      (a) Specified Waivers. Subject to the terms and conditions set forth herein (including, without limitation, the conditions precedent set forth in Section 4 herein), Agent and Lenders hereby waive any Defaults and/or Events of Default arising, or which may hereafter arise, solely as a result of Borrowers' failure to comply with the following (collectively, the "Specified Waivers"):

            (i) Section 9.1 of the Loan Agreement solely as a result of the LLC Conversions, provided that (A) the LLC Conversions are consummated in accordance with the articles of incorporation, by-laws and other governing documents of each of TREBOR, GOFAMCLO and SYDOOG and applicable law (including without limitation, (I) the corporate code of the State of Tennessee, with respect to TREBOR, and (II) the corporate code of the State of Delaware, with respect to GOFAMCLO and SYDOOG), (B) not more than five (5) Business Days after the consummation of the LLC Conversions, each of TREBOR, GOFAMCLO and SYDOOG (in each case, as converted) shall deliver to Agent a Manager's Certificate, substantially in the form of Exhibit A attached hereto, with an original execution signature thereon from the manager or the sole member, as the case may be, of each of TREBOR, GOFAMCLO and SYDOOG, and (C) not more than five (5) Business Days after the consummation of the LLC Conversions, each of TREBOR, GOFAMCLO and SYDOOG (in each case, as converted) shall deliver to Agent a Reaffirmation Agreement, substantially in the form of Exhibit C attached hereto, with an original execution signature thereon from each of TREBOR, GOFAMCLO and SYDOOG; and

                                                                  EXHIBIT 10.108

            (ii) Section 11.7 of the Loan Agreement solely as a result of the Asset Transfers, provided that (A) GFC transfers and/or distributes certain of its assets more particularly described on Schedule 1 hereto to GMS, (B) GMS transfers and/or distributes certain of its assets more particularly described on Schedule 2 hereto to GRMS, (C) GMS transfers and/or distributes certain of its assets more particularly described on
      Schedule 3 hereto to TNDC, and (D) GMS transfers and/or distributes certain of its assets more particularly described on Schedule 4 hereto to ARDC.

      (b) Limited Effect. The limited waivers granted herein shall be limited to those Defaults and/or Events of Default, if any, arising, or which may hereafter arise, solely as a result of the Specified Waivers and shall not apply to any past, present or future Defaults or Events of Default caused by any other breach or violation of any provision of the Loan Agreement or any other Loan Document. Agent's and Lenders' agreement to grant the waivers set forth herein does not and shall not create (nor shall any Credit Party rely upon the existence of or claim or assert that there exists) any obligation of Agent or any Lender to consider or agree to any further waivers. In the event that Agent or any Lender subsequently agree to consider any further waiver, neither the waivers set forth herein nor any other conduct of Agent or any Lender shall be of any force or effect on Agent's or any Lender's consideration or decision with respect thereto, and Agent and Lenders shall have no further obligation whatsoever to consider or agree to further waivers. Except for the Specified Waivers, Agent and Lenders expressly reserve the right to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in all respects. The waivers granted herein shall not constitute a course of dealing at variance with the Loan Agreement or the other Loan Documents so as to require further notice by Agent or any Lender to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future.

      2. Confirmation. Subject to the terms and conditions set forth herein (including, without limitation, the conditions precedent set forth in Section 4 herein), Agent hereby confirms, pursuant to the definition of "Permitted Investments" and Section 11.4 of the Loan Agreement, that Borrowers have executed and delivered to Agent all of the documents, and have taken all of the actions, requested by Agent in connection with the GFCH Formation, the TNDC Formation, the ARDC Formation and the GRMS Formation.

      3. Joinder of New Borrowers. Each New Borrower hereby irrevocably acknowledges and agrees that (a) it is a "Borrower" within the meaning of, and subject to, the Loan Agreement and each other Loan Document, and (b) each reference to "Borrower" or "Borrowers" in the Loan Agreement or any other Loan Document shall include such New Borrower. Each New Borrower shall be and hereby agrees to be bound by each Loan Document as if a signatory to each such Loan Document on the Closing Date (or on any other date on which any other Loan Document was executed), and each New Borrower shall comply with, and be subject to, all of the terms, conditions, covenants, agreements and obligations set forth in each such Loan Document. Each New Borrower acknowledges that it has received a copy of each of the Loan Documents and that it has read and understands the terms thereof. Without limiting the foregoing, each New Borrower hereby acknowledges and agrees that, pursuant to and subject to the conditions of Section 7.2(c) of the Loan Agreement, Agent is hereby authorized to file one or more financing statements, without the signature of such New Borrower, naming such New

                                                                  EXHIBIT 10.108

Borrower as "debtor," Agent and/or Lenders as "secured party," and describing the "collateral" therein as the Collateral, in each New Borrower's jurisdiction of organization and any other jurisdictions that Agent determines, in its reasonable discretion, are necessary to perfect Agent's and the Lenders' security interests in and Lien upon the Collateral.

      4. Conditions Precedent. The effectiveness of this Agreement is subject to the following conditions precedent:

      (a) Executed Agreement. Each Borrower (including each New Borrower) and each Guarantor shall have delivered to Agent an original execution signature hereon from each Credit Party.

      (b) GFCH Manager's Certificate. GFCH shall have delivered to Agent a Manager's Certificate, substantially in the form of Exhibit A attached hereto, with an original execution signature thereon from the manager or the sole member, as the case may be, of GFCH, dated as of the Effective Date.

      (c) TNDC General Partner's Certificate. TNDC shall have delivered to Agent a General Partner's Certificate, substantially in the form of Exhibit B attached hereto, with an original execution signature thereon from the general partner of TNDC, dated as of the Effective Date.

      (d) ARDC General Partner's Certificate. ARDC shall have delivered to Agent a General Partner's Certificate, substantially in the form of Exhibit B attached hereto, with an original execution signature thereon from the general partner of ARDC, dated as of the Effective Date.

      (e) GRMS General Partner's Certificate. GRMS shall have delivered to Agent a General Partner's Certificate, substantially in the form of Exhibit B attached hereto, with an original execution signature thereon from the general partner of GRMS, dated as of the Effective Date.

      (f) Original Revolving Credit Notes. Borrowers (including New Borrowers) shall have delivered to Agent a Revolving Credit Note payable to the order of each Lender in the principal amount of each Lender's Commitment Percentage with original execution signatures thereon from each Borrower (including each New Borrower).

      (g) Insurance. Borrowers shall have delivered to Agent evidence reasonably satisfactory to Agent that each New Borrower is covered by the insurance required to be maintained under Section 8.6 of the Loan Agreement.

      (h) Disclosure Schedules. Borrowers (including New Borrowers) shall have delivered to Agent any amendments, supplements or modifications to the disclosure schedules to the Loan Agreement required by the transactions contemplated hereunder (the "New Schedules"), which shall be in form and substance satisfactory to Agent and shall be incorporated in and made a part of the disclosure schedules to the Loan Agreement.

                                                                  EXHIBIT 10.108

      (i) Opinion of Counsel. Borrowers shall have delivered to Agent an opinion letter, in form and substance reasonably satisfactory to Agent, from New Borrower's counsel.

      5. Further Assurances. Each Credit Party agrees to execute and deliver all other documents and to take all other actions that Agent or any Lender may reasonably request from time to time to evidence and/or accomplish the agreements set forth herein. Without limiting the foregoing, in the event that any New Schedules reflect matters that, in Agent's sole discretion, require further amendment, supplementation or modification of the Loan Agreement or any other Loan Document or any new Loan Documents (including, without limitation, (i) any new Blocked Account Agreements or amendments to any existing Blocked Account Agreements, and (ii) any new Warehouseman Agreements or amendments to any existing Warehouseman Agreements) (each, a "Further Document"), then Borrowers (including New Borrowers), upon the request of Agent from time to time, shall execute and deliver to Agent any such Further Document, which shall be in form and substance reasonably satisfactory to Agent.

      6.    Representations and Warranties.

      (a) Each Credit Party hereby confirms that each representation and warranty made or deemed made by it under the Loan Documents is true, complete and correct in all material respects as of the Effective Date, except to the extent such representations and warranties (i) expressly relate solely to an earlier date, in which case such representations and warranties shall have been true, complete and correct on and as of such earlier date, and (ii) are subject to qualification from the New Schedules, in which case, after the delivery thereof, such representations and warranties shall be true, complete and correct.

      (b) Each Credit Party hereby represents and warrants to Agent and each Lender that, (i) both before and after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing under the Loan Documents; (ii) as of the Effective Date, there are no known claims or offsets against or defenses or counterclaims to any of the Secured Obligations; and
(iii) this Agreement, the Loan Agreement and the other Loan Documents evidence and contain the legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their respective terms, except as enforceability may be limited by bankruptcy or similar proceedings and by general principles of equity.

      7. Release. As a material inducement to Agent and Lenders to enter into this Agreement and to continue to make Revolving Credit Loans under the Revolving Credit Facility, all in accordance with and subject to the terms and conditions of this Agreement and the Loan Documents, and all of which are to the direct advantage and benefit of each Credit Party, each Credit Party, for itself and its successors and assigns, (a) hereby remises, releases, waives, relinquishes, acquits, satisfies and forever discharges Agent and each Lender, and all of their respective past, present and future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors and assigns (collectively, the "Discharged Parties" and each, a "Discharged Party"), from, other than the gross negligence or willful misconduct of any Discharged Party as finally determined by a court of competent jurisdiction, any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts,

                                                                  EXHIBIT 10.108

controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, claims, counterclaims, demands, defenses, setoffs, objections and causes of action of any nature whatsoever, whether at law or in equity, either now accrued or hereafter maturing and whether known or unknown (including, but not limited to, any and all claims which may be based on allegations of breach of contract, failure to lend, fraud, promissory estoppel, libel, slander, usury, negligence, misrepresentation, breach of fiduciary duty, lender malpractice, undue influence, duress, tortious interference with contractual relations, interference with management, or misuse of control) which any Credit Party now has or hereafter can, shall or may have by reason of any matter, cause or thing occurring on or prior to the Effective Date arising out of, in connection with or relating to (i) the Secured Obligations, including, but not limited to, the administration or funding thereof, (ii) any of the Loan Documents or the indebtedness evidenced and secured thereby, or (iii) any other agreement or transaction between any Credit Party and any Discharged Party relating to or in connection with the Loan Documents or the transactions contemplated therein; and (b) hereby covenants and agrees never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any Discharged Party, by reason of or in connection with any of the foregoing (other than the gross negligence or willful misconduct of any Discharged Party as finally determined by a court of competent jurisdiction); provided, however, that the foregoing release and covenant not to sue shall not apply to any claims arising after the Effective Date with respect to acts, occurrences or events after the Effective Date.

      8. Expenses. Borrowers (including New Borrowers) jointly and severally agree to pay on demand all reasonable costs and expenses of Agent and Lenders in connection with the preparation, execution, delivery and enforcement of this Agreement and all other documents and any other transactions contemplated hereby (including, without limitation, the reasonable fees and expenses of legal counsel to Agent and Lenders). Borrowers (including New Borrowers) authorize Agent to charge the foregoing costs and expenses to Borrowers' Loan Account by increasing the principal amount of the Revolving Credit Loans by the amount of such costs and expenses.

      9. Miscellaneous. Except as expressly set forth herein, the Loan Agreement and the other Loan Documents shall be and remain in full force and effect. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of, and the decisions of the courts in, the State of Georgia, excluding the application of its conflicts of law provisions. Whenever possible, each provision of this Agreement shall be interpreted in a manner so as to be valid and enforceable under applicable law, but if any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid or unenforceable under applicable law, such provision shall be ineffective to the extent so determined, without affecting the remainder of such provision or the remaining provisions of this Agreement. This Agreement shall be binding upon, and inure to the benefit of, the successors and permitted assigns of the parties hereto; provided, however, that no Credit Party may assign or otherwise transfer this Agreement, or any of its rights hereunder, without the prior written consent of Agent. The headings used in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement may be executed in multiple counterparts and by different parties hereto in separate counterparts (any of which may be delivered via facsimile), each of which, when so executed and delivered, shall be deemed to

                                                                  EXHIBIT 10.108

be an original and all of which counterparts, when taken together, shall constitute one and the same Agreement.

                   [signatures appear on the following pages]

                                                                  EXHIBIT 10.108

      IN WITNESS WHEREOF, Borrowers (including New Borrowers), Guarantors, Agent and Lenders have caused this Agreement to be executed and delivered by their respective duly authorized representatives as of the Effective Date.

                                       BORROWERS:

                                       GOODY'S FAMILY CLOTHING, INC.

                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       SYDOOG, LLC

                                       By: _________________________________
                                       Name: _______________________________
                                       Title: _______________________________

                                       TREBOR OF TN, LLC

                                       By: _________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       GOFAMCLO, LLC

                                       By: _________________________________
                                       Name: _______________________________
                                       Title: _______________________________

                                       GFCFS, LLC

                                       By: _________________________________
                                       Name: _______________________________
                                       Title: _______________________________

                  [signatures continue on the following pages]

                                                                  EXHIBIT 10.108

                                       GOODY'S MS, L.P.

                                       By: TREBOR OF TN, LLC
                                       Its: General Partner

                                           By: _______________________________
                                           Name: _____________________________
                                           Title: ____________________________

                                       GOODY'S IN, L.P.

                                       By: TREBOR OF TN, LLC
                                       Its: General Partner

                                           By: _______________________________
                                           Name: _____________________________
                                           Title: ____________________________

                                       GFCTX, L.P.

                                       By: TREBOR OF TN, LLC
                                       Its: General Partner

                                           By: _______________________________
                                           Name: _____________________________
                                           Title: ____________________________

                                       GFCTN, L.P.

                                       By: TREBOR OF TN, LLC
                                       Its: General Partner

                                           By: _______________________________
                                           Name: _____________________________
                                           Title: ____________________________

                  [signatures continue on the following pages]

                                                                  EXHIBIT 10.108

                                       GFCGA, L.P.

                                       By: TREBOR OF TN, LLC
                                       Its: General Partner

                                           By: _______________________________
                                           Name: _____________________________
                                           Title: ____________________________

                                       NEW BORROWERS:

                                       GOODY'S HOLDING TN, LLC

                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       GOODY'S TNDC, L.P.

                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       GOODY'S ARDC, L.P.

                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                  [signatures continue on the following pages]

                                                                  EXHIBIT 10.108

                                       GOODY'S RETAIL MS, L.P.

                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       GUARANTORS:

                                       GOODY'S GIFTCO, LLC

                                       By: GOODY'S FAMILY CLOTHING, INC.
                                       Its: Sole Member

                                           By: _______________________________
                                           Name: _____________________________
                                           Title: ____________________________

                                       GFC AIRCRAFT HOLDINGS, INC.

                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       GFC AIRCRAFT LEASING, LLC

                                       By: GFC AIRCRAFT HOLDINGS, INC.
                                       Its: General Partner

                                           By: _______________________________
                                           Name: _____________________________
                                           Title: ____________________________

                  [signatures continue on the following pages]

                                                                  EXHIBIT 10.108

                                       GFC PROFESSIONAL SERVICES, LLC

                                       By: GFC AIRCRAFT HOLDINGS, INC.
                                       Its: Sole Member

                                           By: _______________________________
                                           Name: _____________________________
                                           Title: ____________________________

                                       GFC AIRCRAFT MANAGEMENT, LLC

                                       By: GFC AIRCRAFT HOLDINGS, INC.
                                       Its: Member

                                           By: _______________________________
                                           Name: _____________________________
                                           Title: ____________________________

                  [signatures continue on the following pages]

                                                                  EXHIBIT 10.108

                                       AGENT:

                                       THE CIT GROUP/BUSINESS CREDIT, INC.

                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       CO-AGENT:

                                       GMAC COMMERCIAL FINANCE LLC, as successor by merger to GMAC COMMERCIAL CREDIT LLC

                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       LENDERS:

                                       THE CIT GROUP/BUSINESS CREDIT, INC.

                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       GMAC COMMERCIAL FINANCE LLC, as successor by merger to GMAC COMMERCIAL CREDIT LLC

                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                   [signatures continue on the following page]

                                                                  EXHIBIT 10.108

                                       AMSOUTH BANK

                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       PNC BANK, NATIONAL ASSOCIATION

                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       FIRST TENNESSEE BANK NATIONAL ASSOCIATION

                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                       ORIX FINANCIAL SERVICES, INC.

                                       By: __________________________________
                                       Name: ________________________________
                                       Title: _______________________________

                                                                  EXHIBIT 10.108

                                   Schedule 1

                       Assets Transferred from GFC to GMS

All Intellectual Property of GFC, except for the "Goody's" name.

                                   Schedule 1

                                                                  EXHIBIT 10.108

                                   Schedule 2

                       Assets Transferred from GMS to GRMS

Lease for Store #70 located in Columbus, MS and all furniture, fixtures, leasehold improvements (if any) and inventory located at such store.

Lease for Store #183 located in Corinth, MS and all furniture, fixtures, leasehold improvements (if any) and inventory located at such store.

Lease for Store #310 located in Greenville, MS and all furniture, fixtures, leasehold improvements (if any) and inventory located at such store.

Lease for Store #248 located in Gulfport, MS and all furniture, fixtures, leasehold improvements (if any) and inventory located at such store.

Lease for Store #153 located in Hattiesburg, MS and all furniture, fixtures, leasehold improvements (if any) and inventory located at such store.

Lease for Store #110 located in Meridian, MS and all furniture, fixtures, leasehold improvements (if any) and inventory located at such store.

Lease for Store #127 located in Oxford, MS and all furniture, fixtures, leasehold improvements (if any) and inventory located at such store.

Lease for Store #169 located in Pascagoula, MS and all furniture, fixtures, leasehold improvements (if any) and inventory located at such store.

Lease for Store #39 located in Tupelo, MS and all furniture, fixtures, leasehold improvements (if any) and inventory located at such store.

                                   Schedule 2

                                                                  EXHIBIT 10.108

                                   Schedule 3

                       Assets Transferred from GMS to TNDC

All the land, buildings, equipment and merchandise located at the property commonly known as the GFC's distribution center on Parkside Drive in Knoxville, Tennessee 37922, and identified on Tax Map Part of CLT 131J, Group A, parcels 1 and 1.04.

                                   Schedule 3

                                                                  EXHIBIT 10.108

                                   Schedule 4

                       Assets Transferred from GMS to ARDC

All the land, buildings, equipment, and merchandise located at 500 Industrial Blvd. in Russellville, Arkansas 72802, containing approximately 29.80 acres.

                                   Schedule 4

                                                                  EXHIBIT 10.108

                                    Exhibit A

                          Form of Manager's Certificate

                                    Attached.

                                    Exhibit A

                                                                  EXHIBIT 10.108

                                    Exhibit B

                      Form of General Partner's Certificate

                                    Attached.

                                    Exhibit B

                                                                  EXHIBIT 10.108

                                    Exhibit C

                         Form of Reaffirmation Agreement

                                    Attached.

                                    Exhibit C